                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                         Information

Name:                               BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                            500 Crescent Court, Suite 230, Dallas, Texas
                                    75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   October 23, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading   Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    Becker Drapkin Management, L.P.
                                    Its:   General Partner

                                    By:    BC Advisors, LLC
                                    Its:   General Partner

                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  October 25, 2012

2. BECKER DRAPKIN PARTNERS, L.P.

                Item                         Information

Name:                               BECKER DRAPKIN PARTNERS, L.P.

Address:                            500 Crescent Court, Suite 230, Dallas, Texas
                                    75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   October 23, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading   Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    Becker Drapkin Management, L.P.
                                    Its:   General Partner

                                    By:    BC Advisors, LLC
                                    Its:   General Partner

                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  October 25, 2012

3. BD PARTNERS IV, L.P.

                Item                         Information

Name:                               BD PARTNERS IV, L.P.

Address:                            500 Crescent Court, Suite 230, Dallas, Texas
                                    75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   October 23, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading   Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    Becker Drapkin Management, L.P.
                                    Its:   General Partner

                                    By:    BC Advisors, LLC
                                    Its:   General Partner

                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  October 25, 2012

4. BC ADVISORS, LLC

                Item                         Information

Name:                               BC ADVISORS, LLC

Address:                            500 Crescent Court, Suite 230, Dallas, Texas
                                    75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   October 23, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading   Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  October 25, 2012

5. STEVEN R. BECKER

               Item                          Information

Name:                               STEVEN R. BECKER

Address:                            500 Crescent Court, Suite 230, Dallas,
                                    Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   October 23, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading   Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting           Director and 10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  October 25, 2012

6. MATTHEW A. DRAPKIN

               Item                          Information

Name:                               MATTHEW A. DRAPKIN

Address:                            500 Crescent Court, Suite 230,
                                    Dallas, Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   October 23, 2012
(Month/Day/Year):

Issuer Name and Ticker or Trading   Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  October 25, 2012